************************************************************************************************************************************
WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                        May 28, 1996
************************************************************************************************************************************

************************************************************************************************************************************
COLLECTIONS:                                                                              For Month of:
                                                                                                    Apr. 1996
************************************************************************************************************************************

Principal Collections: Total Pool                                                          $284,290,219.36

Interest Collections
         Regular Pool                                                                        $3,075,476.45
         Concentration Pool                                                                    $283,920.93
         ==============================                                                 ===============
         Interest Collections: Total Pool                                                    $3,359,397.38

Investment Proceeds
         Regular Pool                                                                           $75,432.61
         Concentration Pool                                                                     $32,406.93
         ==============================                                                 ===============
          Total Investment Proceeds:  Total Pool                                               $107,839.54

Series 1996-1: Yield Supplement Deposit Amount                                                       $0.00
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ALLOCATION PERCENTAGES                                                                 Calculated as of
                                                                                              March 31, 1996
************************************************************************************************************************************
Series Allocation Percentages
Regular Pool
         Series 1994-1                                                                               86.95%
         Series 1996-1                                                                               13.05%
         Series 1996-2                                                                                0.00%
Concentration Pool
         Series 1995-1                                                                              100.00%

Floating Allocation Percentages
Regular Pool
         Series 1994-1                                                                               80.12%
         Series 1996-1                                                                               11.50%
         Series 1996-2                                                                               na
Concentration Pool
         Series 1995-1                                                                               88.48%

Principal Allocation Percentages
Regular Pool
         Series 1994-1                                                                               na
         Series 1996-1                                                                               na
         Series 1996-2                                                                               na
Concentration Pool
         Series 1995-1                                                                               na

Excess Transferor Percentage
         Regular Pool                                                                                 2.00%
         Concentration Pool                                                                           2.00%
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************************************************************************************************************************************
PRINCIPAL AND FUNDED AMOUNTS:                                                        As of last day of:
                                                                                                    Apr. 1996
************************************************************************************************************************************
Series 1994-1 Initial Principal Amount: Class A                                            $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                             $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                  $0.00
Series 1994-1 Principal Distributed to Investors                                                     $0.00
Series 1994-1 Principal Funding Account Balance                                                      $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                      $0.00
Series 1994-1 Invested Amount                                                              $333,000,000.00
Series 1994-1 outstanding Principal Balance                                                $333,000,000.00

Series 1995-1 Initial Principal Amount                                                      $35,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                          $8,368,033.12
Series 1995-1 Principal Distributed to Investors                                                     $0.00
Series 1995-1 Principal Funding Account Balance                                                      $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                      $0.00
Series 1995-1 Invested Amount                                                               $26,631,966.88
Series 1995-1 outstanding Principal Balance                                                 $35,000,000.00

Series 1996-1 Initial Funded Amount                                                         $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                          $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                               $0.00
Series 1996-1 Funded Amount                                                                 $50,000,000.00
Series 1996-1 Excess Funding Account Balance Available to Investors                            $446,749.92
Series 1996-1 Principal Distributed to Investors                                                     $0.00
Series 1996-1 Principal Funding Account Balance                                                      $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                      $0.00
Series 1996-1 Invested Amount                                                               $49,553,250.08
Series 1996-1 outstanding Principal Balance                                                 $50,000,000.00

Series 1996-2 Initial Principal Amount: Class A                                            $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                              $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                  $0.00
Series 1996-2 Principal Distributed to Investors                                                     $0.00
Series 1996-2 Principal Funding Account Balance                                                      $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                      $0.00
Series 1996-2 Invested Amount                                                              $175,000,000.00
Series 1996-2 outstanding Principal Balance                                                $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                 As of:
                                                                                                Apr 30, 1996
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Series 1994-1: Class A                                                                                1.00000000
Series 1994-1: Class B                                                                                1.00000000
Series 1996-2: Class A                                                                                1.00000000
Series 1996-2: Class B                                                                                1.00000000
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************************************************************************************************************************************
POOL BALANCE:                                                                             For Month of:
                                                                                                    Apr. 1996
************************************************************************************************************************************
Pool Balance, beginning of month
         Regular Pool                                                                      $388,129,506.40
         Concentration Pool                                                                 $30,961,489.00
         ==============================                                                 ===============
         Total Pool                                                                        $419,090,995.40

Pool Balance, end of month
         Regular Pool                                                                      $430,360,425.76
         Concentration Pool                                                                 $29,970,908.97
         ==============================                                                 ===============
         Total Pool                                                                        $460,331,334.73

Pool Balance, average
         Regular Pool                                                                      $408,307,483.59
         Concentration Pool                                                                 $31,607,105.95
         ==============================                                                 ===============
         Total Pool                                                                        $439,914,589.54
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************************************************************************************************************************************
REGULAR POOL DISTRIBUTIONS                                                                       As of:
                                                                                                May 28, 1996
************************************************************************************************************************************
Principal Distributions to Investors
         Series 1994-1: Class A                                                                      $0.00
         Series 1994-1: Class B                                                                      $0.00
         Series 1996-1                                                                               $0.00
         Series 1996-2: Class A                                                                      $0.00
         Series 1996-2: Class B                                                                      $0.00

Monthly Interest to Investors
         Series 1994-1: Class A                                                              $1,638,163.54
         Series 1994-1: Class B                                                                 $85,176.67
         Series 1996-1 (paid on 5/21/96)                                                       $205,381.95
         Series 1996-2: Class A                                                                $181,656.08
         Series 1996-2: Class B                                                                  $8,323.44

Regular Pool Transferors Interest                                                               $61,509.53

Interest Shortfall
         Series 1994-1: Class A                                                                      $0.00
         Series 1994-1: Class B                                                                      $0.00
         Series 1996-1                                                                               $0.00
         Series 1996-2: Class A                                                                      $0.00
         Series 1996-2: Class B                                                                      $0.00

Servicing Fee
         Series 1994-1                                                                         $277,500.00
         Series 1996-1                                                                          $12,296.34
         Series 1996-2                                                                               $0.00

Reserve Fund Deposit Amount
         Series 1994-1                                                                               $0.00
         Series 1996-1                                                                               $0.00
         Series 1996-2                                                                         $680,901.51
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************************************************************************************************************************************
REGULAR POOL DISTRIBUTIONS (cont.)                                                               As of:
                                                                                                May 28, 1996
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Investor Default Amount
         Series 1994-1                                                                               $0.00
         Series 1996-1                                                                               $0.00
         Series 1996-2                                                                               $0.00

Carry Over Amount
         Series 1994-1                                                                               $0.00
         Series 1996-1                                                                               $0.00
         Series 1996-2                                                                               $0.00

Amount Distributed not including Excess Distribution to Transferor                           $3,150,909.06

Unreimbursed Charge-off Amounts                                                                      $0.00

Non-use Fee (Series 1996-1)                                                                        $972.22
Increased Cost Amounts (Series 1996-1)                                                               $0.00

Previously waived servicing fee
         Series 1994-1                                                                               $0.00
         Series 1996-1                                                                               $0.00
         Series 1996-2                                                                               $0.00

Excess Distributed to Transferor                                                                     $0.00

Total Distributed                                                                            $3,150,909.06

Monthly Interest - $ per thousand
         Series 1994-1 Class A                                                                       $5.16770833
         Series 1994-1 Class B                                                                       $5.32354167
         Series 1996-1                                                                               $4.10763909
         Series 1996-2 Class A                                                                       $1.08451389
         Series 1996-2 Class B                                                                       $1.10979167
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************************************************************************************************************************************
RESERVE FUNDS                                                                                    As of:
                                                                                                May 28, 1996
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Series 1994-1
         Balance                                                                             $1,665,000.00
         Deficiency Amount                                                                           $0.00

Series 1995-1
         Balance                                                                               $175,000.00
         Deficiency Amount                                                                           $0.00

Series 1996-1
         Balance                                                                               $250,000.00
         Deficiency Amount                                                                           $0.00

Series 1996-2
         Balance                                                                               $680,901.51
         Deficiency Amount                                                                     $194,098.49
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CHARGE OFFS                                                                                      As of:
                                                                                                Apr 30, 1996
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Defaulted Receivables                                                                                $0.00
Investor Default Amount                                                                              $0.00
Deficiency Amount                                                                                    $0.00
Draw Amount                                                                                          $0.00
Investor Charge-Off's                                                                                $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                         As of:
                                                                                                Apr 30, 1996
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Required Subordinated Amount
         Series 1994-1                                                                      $19,380,952.38
         Series 1996-1                                                                       $5,505,916.68
         Series 1996-2                                                                               na

Available Subordinated Amount
         Series 1994-1                                                                      $19,380,952.38
         Series 1996-1                                                                       $5,505,916.68
         Series 1996-2                                                                               na
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EXCESS RECEIVABLES                                                                               As of:
                                                                                              April 30, 1996
************************************************************************************************************************************
Pool Total Components of Excess Receivables:
         Used Vehicles                                                                      $80,991,673.55
         Finance Hold Receivables                                                                    $0.00
         Auction Advantage Program                                                           $2,834,811.50
         Delayed Payment Program                                                               $589,921.00
         Payment Agreements                                                                    $226,924.62

Pool Limits on Components of Excess Receivables:
         Used Vehicles                                                                     $115,082,833.68
         Finance Hold Receivables                                                                    $0.00
         Auction Advantage Program                                                          $23,016,566.74
         Delayed Payment Program                                                             $9,206,626.69
         Payment Agreements                                                                    $500,000.00

Total unallocated Excess Receivables                                                                 $0.00

Allocated Excess Receivables
         Series 1994-1                                                                               $0.00
         Series 1995-1                                                                               $0.00
         Series 1996-1                                                                               $0.00
         Series 1996-2                                                                               $0.00
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************************************************************************************************************************************
DELINQUENCIES                                                                                    As of:
                                                                                              April 30, 1996
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30 Day Delinquencies in excess of $1,000                                          $                   0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                  As of:
                                                                                                Apr 30, 1996
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Series 1994-1
         Initial Funded Funded Amount                                                      $333,000,000.00
         Regular Pool Balance                                                              $430,360,425.76
         Subordination Percentage                                                                     5.50%
         Non Transferor's Percentage                                                                 98.00%
         Series Allocation Percentage                                                                86.94516971%
         Excess Funding Amount                                                                       $0.00

Series 1995-1
         Initial Funded Funded Amount                                                       $35,000,000.00
         Concentration Pool Balance                                                         $29,970,908.97
         Subordination Percentage                                                                     9.25%
         Non Transferor's Percentage                                                                 98.00%
         Series Allocation Percentage                                                               100.000000%
         Excess Funding Amount                                                               $8,368,033.12

Series 1996-1
         Initial Funded Funded Amount                                                       $50,000,000.00
         Regular Pool Balance                                                              $430,360,425.76
         Subordination Percentage                                                                    10.00%
         Non Transferor's Percentage                                                                 98.00%
         Series Allocation Percentage                                                                13.05483029%
         Excess Funding Amount                                                                 $446,749.92

Series 1996-2
         Initial Funded Funded Amount                                                                na
         Regular Pool Balance                                                                        na
         Subordination Percentage                                                                     4.00%
         Non Transferor's Percentage                                                                 98.00%
         Series Allocation Percentage                                                                na
         Excess Funding Amount                                                                       na
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ASSET COMPOSITION EVENTS:                                                                 For Month of:
                                                                                                    Apr. 1996
************************************************************************************************************************************

Total Pool: 2 month test (actual lowest mth less than test)                                                  0.00%
         Test Value                                                                                  50.00%
         Event                                                                                     none

Total Pool: 12 month test                                                                             0.00%
         Test Value                                                                                  25.00%
         Event                                                                                     none

Series 1995-1: 2 month test                                                                          19.72%
         Test Value                                                                                  50.00%
         Event                                                                                     none

Series 1995-1: 12 month test                                                                          0.00%
         Test Value                                                                                  25.00%
         Event                                                                                     none
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************************************************************************************************************************************
SERIES 1995-1 SUBORDINATION:                                                              For Month of:
                                                                                                    Apr. 1996
************************************************************************************************************************************
(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
         Excess Receivables                                                                           0.00
         Class IV Receivables                                                                    90,644.04
         Unreviewed Receivables                                                                       0.00
         Rejected Receivables                                                                         0.00

ISA Percentage
          Excess Receivables                                                                        100%
          Class IV Receivables                                                                       25%
          Unreviewed Receivables                                                                     25%
          Rejected Receivables                                                                      100%

Incremental Subordinated Amount: Total                                                           22,661.01

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                2,716,862.90
         + Incremental Subordinated Amount                                                       22,661.01
                                                                                              2,739,523.91

(3) Available Subordinated Amount
         Lesser of RSA or:
         Available Subordinated Amount (previous DD)                                          2,946,205.53
          - Required Draw Amount (previous DD)                                                             -
          - Reserve Fund w/d (on previous DD)                                                              -
          + portion of Excess Interest to Transferor (previous DD)                               23,761.61
          - Incremental Subordination Amount (previous DD)                                     (139,546.54)
          + Incremental Subordination Amount (current DD)                                        22,661.01
          - Subord % of change in EFA (since previous DD)                                       (77,882.13)
                                                                                              2,739,523.91

(4) Reserve Fund Balance                                                                        262,500.00
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************************************************************************************************************************************
SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                  For Month of:
                                                                                                    Apr. 1996
************************************************************************************************************************************
(1) Available Subordinated Amount (ASA)                                                       2,739,523.91
          Required Subordinated Amount (RSA)                                                  2,739,523.91
          Test Event: ASA less than RSA                                                                    None

(2) Servicer Default                                                                               None

(3) Principal not Repaid by Expected Final Pmt Date                                                None
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************************************************************************************************************************************
SERIES 1995-1 MEGADEALERSHIPS                                                             For Month of:
                                                                                                    Apr. 1996
************************************************************************************************************************************
Dealership Groups in excess of 30% of Receivables: Group 1                                  $24,937,436.40
Test Value                                                                                    8,991,272.69
************************************************************************************************************************************


************************************************************************************************************************************
SERIES 1995-1 DISTRIBUTIONS                                                                       As of
                                                                                                May 28, 1996
************************************************************************************************************************************
Excess Transferor's Percentage x Interest Collections                                            32,695.51
Monthly Interest to Investors                                                                   206,536.46
Interest Shortfall                                                                                         -
Monthly Servicing Fee (1%)                                                                       22,193.31
Reserve Fund Deposit Amount                                                                                -
Investor Default Amount                                                                                    -
Carry-Over Amount                                                                                          -
Amount Distributed                                                                                         -
Unreimbursed  Charge-off Amounts                                                                           -
Previously waived Servicing Fee                                                                            -
Excess Interest Distributed to Transferor                                                       $54,902.58
         Total Distributed                                                                      316,327.86

Total Distributed to WOFCO                                                                      109,791.40

Charge-offs:
         Defaulted Receivables                                                                             -
         Investor Default Amount                                                                           -
         Deficiency Amount                                                                                 -
         Draw Amount                                                                                       -
         Investor Charge-Offs                                                                              -

